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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2002
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-16084                   23-2451943
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

90-92 Main Street, Wellsboro, PA                                       16901
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(Address of Principal Executive Office)                              (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Craig G. Litchfield, chairman, president and chief executive officer, recently announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the year ended December 31, 2002, and for the fourth quarter 2002. On January 10, 2003, Citizens & Northern Corporation issued a press release titled "C&N Announces Unaudited Financial Results, Including Total Assets of Over $1 Billion," a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99: Press Release issued by Citizens & Northern Corporation dated January 10, 2003, titled "C&N Announces Unaudited Financial Results, Including Total Assets of Over $1 Billion."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                            CITIZENS & NORTHERN CORPORATION

Date:  1/10/03                  /s/ Craig G. Litchfield
                            ---------------------------------------------
                            By: Craig G. Litchfield
                                Chairman, President and Chief Executive Officer